SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K/A

                               CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               July 9th, 2001
                              ----------------
                              Date of Report
                     (Date of Earliest Event Reported)


                        UNITED FILM PARTNERS, INC.
             --------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


  Texas                       00-32681                 76-0676164
---------------              -----------            ------------------
(State or other              (Commission             (I.R.S. Employer
jurisdiction of              File Number)            Identification No.)
incorporation)


                  1224 N. Lincoln St., Burbank, CA 91506
                 ----------------------------------------
                 (Address of principal executive offices)

                              949-271-9198
                      -------------------------------
                      Registrant's telephone number

                        ILN BETHANY CORPORATION
                  15007 Grove Gardens, Houston, TX 77082
               ---------------------------------------------
                 (Former name and address of Registrant)



ITEM 7.  FINANCIAL STATEMENTS



                         United Film Partners, Inc
                       f/k/a ILN Bethany Corporation

                      (A Development Stage Company)

                           FINANCIAL STATEMENTS
                            December 31, 2001



                              CONTENTS

                                                              Page
                                                              ----

INDEPENDENT AUDITOR'S REPORT                                   F-2

FINANCIAL STATEMENTS

  Balance Sheet                                                F-3

  Statement of Loss and Accumulated Deficit During             F-4
  the Development Stage

  Statement of Cash Flows                                      F-5

  Statement of Stockholders' Equity                            F-6

NOTES TO FINANCIAL STATEMENTS                           F-7 to F-9

                                  F-1



                          Independent Auditor's Report


Stockholders and Board of Directors
United Film Partners, Inc. (A Development Stage Company) f/k/a ILN Bethany Corporation
Burbank, California

We have audited the accompanying balance sheet of United Film Partners, Inc. (A Development Stage Company) f/k/a ILN Bethany Corporation, as of December 31, 2001, and the related statements of loss and accumulated deficit during the development stage, cash flows, and stockholders' equity for the period from inception (April 2, 2001) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Film Partners, Inc. (A Development Stage Company) f/k/a ILN Bethany Corporation at December 31, 2001, and the results of its operations and its cash flows for the period from inception (April 2, 2001) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
Note 5 to the financial statements, the Company incurred a loss of $7,715 from inception (April 2, 2001) to December 31, 2001, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                     /s/ Dohan and Company, CPA's

April 14, 2002
Miami, Florida

                                 F-2

UNITED FILM PARTNERS, INC f/k/a ILN BETHANY CORPORATION
(A Development Stage Company)

BALANCE SHEET
December 31, 2001

ASSETS

  Film inventories                                           $ 890,000
  Deferred tax asset, less valuation allowance of $1,157           -
                                                             ----------
     TOTAL ASSETS                                            $ 890,000
                                                             ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES
      Accounts payable                                       $     541
      Accrued professional fees                                  2,000
                                                             ---------
      TOTAL LIABILITIES                                          2,541
                                                             ---------

STOCKHOLDERS' EQUITY

   Preferred Stock, $.0001 par value, 20,000,000 shares
      authorized; none outstanding                                 -
   Common Stock, $.0001 par value, 100,000,000 shares
      authorized; 36,312,500 shares issued and outstanding        3,631
   Additional paid-in capital                                   891,543
   Deficit accumulated during the development stage              (7,715)
                                                             ----------
      TOTAL STOCKHOLDERS' EQUITY                                887,459
                                                             ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $  890,000
                                                             ==========

See accompanying notes.

                                 F-3

UNITED FILM PARTNERS, INC f/k/a ILN BETHANY CORPORATION
(A Development Stage Company)

STATEMENT OF LOSS AND ACCUMULATED DEFICIT DURING THE DEVELOPMENT STAGE
For the period from inception (April 2, 2001) to December 31, 2001

EXPENSES
    Organizational expenses                                  $   985
    Consulting and professional fees                           5,077
    Other operating expenses                                   1,653
                                                             ---------
NET LOSS BEFORE INCOME TAX                                    (7,715)

INCOME TAXES                                                     -
                                                             ---------
NET LOSS AND ACCUMULATED DEFICIT DURING THE
 DEVELOPMENT STAGE                                            (7,715)
                                                             =========
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
(BASIC AND DILUTED)                                         22,991,788
                                                             =========
NET LOSS PER SHARE (BASIC AND DILUTED)                      $ (0.0001)
                                                             =========

See accompanying notes.

                                   F-4


UNITED FILM PARTNERS, INC f/k/a ILN BETHANY CORPORATION
(A Development Stage Company)

STATEMENT OF CASH FLOWS
For the period from inception (April 2, 2001) to December 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                  $(7,715)

   Adjustments to reconcile net loss to net cash used by
       operating activities:
     Common stock issued to charitable organization                10
     Common Stock issued under employee stock incentive plan
       as compensation                                            121

   Increase in liabilities
     Accounts payable                                             541
     Accrued professional fees                                  2,000
                                                              ---------
        NET CASH USED BY OPERATING ACTIVITES                   (5,043)
                                                              ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Common stock issued for cash                                1,000
    Contributed Capital                                         4,043
                                                              ---------
       NET CASH PROVIDED BY FINANCING ACTIVITIES                5,043
                                                              ---------
NET INCREASE IN CASH AND EQUIVALENTS FOR THE PERIOD
    AND CUMULATIVE DURING THE DEVELOPMENT STAGE                   -

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                   -
                                                              ---------
CASH AND CASH EQUIVALENTS - END OF PERIOD                     $   -
                                                              =========
SUPPLEMENTAL DISCLOSURES
    Interest paid                                             $   -
    Income taxes paid                                         $   -

SUPPLEMENTAL DISCLOSURES OF NON-CASH TRANSACTIONS:
    Common stock issued per plan of reorganization for
      film inventories                                        $ 890,000
                                                              =========

See accompanying notes.

                                   F-5


UNITED FILM PARTNERS, INC f/k/a ILN BETHANY CORPORATION
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS' EQUITY
December 31, 2001

                                                                Accumulated
                                                                  Deficit
                            Common Stock        Additional       During the       Total
                       -----------------------   Paid-In        Development    Stockholder's
Description             Shares         Amount    Capital           Stage          Equity
-----------------------------------------------------------------------------------------
Common stock issued
 for cash               5,000,000        $ 500    $    500    $    -              1,000

Contributed capital       -                -         4,043         -              4,043

Common stock issued
 for film inventories  30,000,000        3,000     887,000         -            890,000

Common stock issued
 pursuant to stock
 incentive plan         1,212,500          121          -          -                121

Common stock issued       100,000           10          -          -                 10
 to charitable
 organization

Net loss and cumulative
 loss during the
 development stage        -                 -           -        (7,715)         (7,715)
-------------------------------------------------------------------------------------------
                       36,312,500       $3,631   $ 891,543     $ (7,715)      $ 887,459
===========================================================================================

See accompanying notes.

                               F-6

NOTE 1.  BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Business Activity

      United Film Partners, Inc (A Development Stage Company) (the Company) was incorporated in Texas on April 2, 2001 under the name ILN Bethany Corporation (Bethany) to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. The Company entered into a business combination and acquired all of the assets and liabilities of United Film Partners, Inc, a Delaware Corporation (UFP Delaware) on July 9, 2001, pursuant to an agreement and Plan of Reorganization. The agreement set forth that Bethany would issue 30,000,000 shares to the shareholders of UPF Delaware. The Company's name was changed to United Film Partners, Inc and will now engage in the motion picture business.

      At December 31, 2001, the company had not yet commenced any formal business operations. The company's fiscal year-end is December 31.

      The Company's ability to commence operations is contingent upon its ability to raise the capital it will require through the issuance of equity securities, debt securities, bank borrowings or a combination thereof.

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

      Income Taxes

      The Company follows Statement of Financial Accounting Standards No. 109 (FAS 109), "Accounting for Income Taxes". FAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of the difference in events that have been recognized in the Company's financial statements compared to the tax returns.

      Advertising

      Advertising costs will be expensed as incurred.

      Net Loss Per Common Share

      Basic net loss per common share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted net loss per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. In periods where losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

      Cash and Cash Equivalents

      The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

                                F-7

      Film inventories

      Costs incurred in connection with the acquisition of story rights, development of stories, treatment of screenplays, etc, are capitalized as film inventories. The costs of each property screenplay is capitalized and is amortized in the proportion that revenue realized relates to management's estimate of the total revenue expected to be realized from such screenplays. Film inventories are stated at the lower of unamortized cost or estimated net realizable value. Selling costs and other distribution costs are charged to expense as incurred. During the year ended December 31, 2001 there were no revenue, selling or distribution costs.

      Development Stage Company

      The Company has been devoting its efforts to activities such as raising capital, establishing sources of information, and developing markets for its planned operations. The Company has not yet generated any revenues and, as such, it is considered a development stage company.

      Recent Pronouncements

      In July 2001, the Financial Accounting Standards Board issued Financial Accounting Standards No. 141 (SFAS 141), "Business Combinations" and Financial Accounting Standards No. 142 (SFAS 142), "Goodwill and
      Other Intangible Assets." SFAS 141 requires that all business combinations be accounted for using the purchase method only and that certain acquired intangible assets in a business combination be recognized as assets apart from goodwill.

      SFAS 142 requires that ratable amortization of goodwill be replaced with periodic test of the goodwill impairment and that intangible assets other than goodwill and other indefinite lived intangible assets, be amortized over their useful lives. SFAS 141 is effective for all business combinations initiated after June 30, 2001 and for all business combinations accounted for by the purchase method for which the date of acquisition is after June 30, 2001. The provisions of SFAS 142 will be effective for fiscal years beginning after December 15, 2001. The impact of SFAS 141 was applied to the business combination of July 9, 2001 and has been accounted for as a purchase. The impact of SFAS 142 on the financial statements has not yet been determined.

      Fair Value of Financial Instruments

      Accounts payable and accrued professional fees are carried at amounts which reasonably approximate their fair value due to the short-term nature of these amounts or due to variable rates of interest which are consistent with current market rates.

NOTE 2.  RELATED PARTY TRANSACTIONS

      In July 2001, 30,000,000 shares were issued to the stockholders of UFP Delaware pursuant to Plan of Reorganization in exchange for the assets of UFP Delaware, valued at $890,000.

NOTE 3.  BUSINESS COMBINATION

      On July, 2001, the Company completed a business combination pursuant to a Plan of Reorganization with UFP Delaware by exchanging 30,000,000 shares of its common stock for all of the assets of UFP Delaware valued at $890,000. The combination has been accounted for as a purchase.

NOTE 4.  INCOME TAXES

      At December 31, 2001, the Company had a net operating loss of approximately $7,700. This loss may be used to offset federal income taxes in future periods. However, if subsequently there are ownership changes in the Company, as defined in Section 382 of the Internal Revenue Code, the Company's ability to utilize net operating losses available before the ownership change may be restricted to a percentage of the market value of the Company at the time of the ownership change. Therefore, substantial net operating loss carry forwards could, in all likelihood, be limited or eliminated in future years due to a change in ownership as defined in the Code. The utilization of the remaining carry forwards is dependent on the Company's ability to generate sufficient taxable income during the carry forward periods and no further significant changes in ownership.

      The Company computes deferred income taxes under the provisions of FASB Statement No. 109 (SFAS 109), which requires the use of an asset and liability method of accounting for income taxes. SFAS No. 109 provides for the recognition and measurement of deferred income tax benefits based on the likelihood of their realization in future years. A valuation allowance must be established to reduce deferred income tax benefits if it is more likely than not that, a portion of the deferred income tax benefits will not be realized. It is Management's opinion that the entire deferred tax benefit of $1,157 resulting from the net operating loss may not be recognized in future periods. Therefore, a valuation allowance equal to the deferred tax benefit of $1,157 has been established, resulting in no deferred tax benefits as of the balance sheet date.

NOTE 5.  GOING CONCERN AND MANAGEMENT'S PLANS

      As shown in the accompanying financial statements, the Company incurred a net loss of $7,715 for the period from inception (April 2, 2001) to December 31, 2001. The ability of the Company to continue as a going concern is dependent upon its ability to obtain financing and achieve profitable operations. The Company anticipates meeting its cash requirements through the financial support of its shareholders and raising of capital. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

                               F-8

NOTE 6.  STOCKHOLDERS' EQUITY

      Common stock issued

      In July 2001, the Company issued 5,000,000 shares of common stock for a total of $1,000. A stock subscription receivable was recorded in connection with this transaction. In July 2001, a shareholder of the Company provided consulting services, which were estimated at $1,000 and paid-off the stock subscription receivable.

      Shares Issued pursuant to Plan of Reorganization

      The Company entered into a business combination with UPF Delaware pursuant to an agreement and Plan of Reorganization. Pursuant to this agreement the Company issued 30,000,000 shares to the shareholders of UFP Delaware for its total assets valued at $890,000.

      Contributed Capital

      During the period from inception (April 2, 2001) to December 31, 2001, a shareholder of the Company contributed $4,043 to pay for the Company's various expenses.

      Preferred Stock

      The Board of Directors is authorized to establish the rights and preferences of preferred stock. To date, the Board of Directors has not established those rights and preferences.

NOTE 7.  STOCK INCENTIVE PLAN

      During the period ended December 31, 2001, the Company adopted a Stock Incentive Plan and issued 1,212,500 pursuant to this Plan. The Plan is aimed at attracting and retaining key employees, non-employee directors and consultants to achieve long-term corporate objectives. These shares were recorded at a par value of $0.0001 and incentive compensation of $121 is included in consulting and professional fees.

      In October 2001, The Company issued 100,000 shares to the Boys & Girls Club of Anaheim as a charitable contribution.

                               F-9






SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.




                                     United Film Partners,  Inc.


  April 29, 2002                     By /s/ Kevin Reem
                                     --------------------------------
                                     Kevin Reem, President